UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 29, 2025

Date of Report (Date of earliest event reported)

McKinley Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42799	98-1852078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Second Ave., Suite 605 Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-671-5148

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	MKLY	The Nasdaq Stock Market LLC
Rights, one right to receive one-tenth (1/10th) of one Class A ordinary share	MKLYR	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one right to receive one-tenth (1/10th) of one Class A ordinary shares	MKLYU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated August 15, 2025, McKinley Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share (“Class A Ordinary Share”) and one right (a “Right”) to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating aggregate gross proceeds to the Company of $150,000,000.

Simultaneously with the closing of the IPO, pursuant to certain Private Placement Units Purchase Agreements, McKinley Partners LLC, Clear Street LLC and Brookline Capital Markets, a division of Arcadia Securities, LLC, completed the private placement of an aggregate of 465,000 units (the “Private Placement Units”) at $10.00 per Unit, each Unit consisting of one Class A Ordinary Share and one Right of the Company. The Private Placement Units are identical to the Units sold in the IPO, except that the Private Placement Units are subject to transfer restrictions. The Sponsor, Clear Street and Brookline were granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Units. The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of August 13, 2025, a total of $150,000,000 of the net proceeds from the IPO and the private placement were deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of August 13, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the private placement is included with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Balance Sheet dated August 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2025

MCKINLEY ACQUISITION CORPORATION

By:	/s/ Peter Wright
Name:	Peter Wright
Title:	Chief Executive Officer

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